UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2005

                          ----------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

        California                                             46-0476193
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

               27710 Jefferson Avenue
                     Suite A100
                Temecula, California                              92590
      (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (909) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01 - Entry Into a Material Definitive Agreement.

         On March 11, 2005, the Board of Directors of Temecula Valley Bank, N.A. ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc. ("Company"), approved additional compensation for Stephen H. Wacknitz, the President, Chief Executive Officer and Chairman of the Bank and the Company. In particular, the Board approved an amendment to the existing Wacknitz Salary Continuation Plan ("SCP") to provide for a $100,000 benefit per year, for 20 years, beginning at the age of 70 and authorized the purchase of a related Bank-Owned Life Insurance policy of $3,800,000. As soon as the SCP is finalized, it will be filed as an exhibit to the appropriate filing under the Securities Exchange Act of 1934.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TEMECULA VALLEY BANCORP INC.


Date: March 11, 2005                               By: /s/ DONALD A. PITCHER
                                                       -------------------------
                                                       Donald A. Pitcher
                                                       Chief Financial Officer